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                                                                      EXHIBIT 23


                          INDEPENDENT AUDITORS' CONSENT




We consent to the incorporation by reference in Registration Statements No. 33-76506 and No. 33-76508 of Western Atlas Inc. on Form S-8 of our report dated February 18, 1998, appearing in this Annual Report on Form 10-K of Western Atlas Inc. for the year ended December 31, 1997.



DELOITTE & TOUCHE LLP
Houston, Texas
March 6, 1998


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